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                                                                     Exhibit (j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to us in this Registration Statement of Scudder Commodity Securities Fund on Form N-1A under the heading "Independent Registered Public Accounting Firm".


/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
January 31, 2005